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                                                                   EXHIBIT 10.14


           FIRST AMENDMENT TO CREDIT AGREEMENT - THREE YEAR FACILITY

         This First Amendment To Credit Agreement - Three Year Facility is entered into this 29th day of March, 1995, by and among (a) KOMAG, INCORPORATED, a Delaware corporation ("Borrower"); (b) the banks from time to time party hereto, together with their respective successors and assigns (each a "Bank" and collectively the "Banks"); and FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation ("FICAL"), as agent for the Banks (in such capacity, the "Agent").

         This First Amendment amends that certain Credit Agreement - Three Year Facility dated as of December 15, 1994 and executed by and among Borrower, Banks and Agent and Bank as follows:

               1. Section 6.02, NEGATIVE COVENANTS (j) (vi), page 29: delete the "and" at the end of the sub-section;

               2. Section 6.02, NEGATIVE COVENANTS (j) (vii), page 30: delete the "." at the end of the sub-section and replace with "; and";

               3      Section 6.02, NEGATIVE COVENANTS (j), page 30, insert a
               new "(viii)" as follows:

               "(viii) make investments which in the aggregate do not exceed $5,000,000 during the term of this Agreement pursuant to Borrower's Non Qualified Deferred Compensation Plan which will become effective March 31, 1995."

                             - - - - - - - - - - -


         Except as specifically amended in this First Amendment or to the extent necessary to be consistent with the provisions of this First Amendment, the Credit Agreement - Three Year Facility shall continue in full force and effect and be binding upon Borrower, Banks and Agent notwithstanding the execution and delivery of this First Amendment.
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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment as of the day and year first hereinabove written.

FIRST INTERSTATE BANK OF                    KOMAG, INCORPORATED
CALIFORNIA, as the Agent and as a Bank

By:                                         By:
   -----------------------------------         ---------------------------------

Title:                                      Title:
      --------------------------------            ------------------------------

Address:
South Bay Regional Corporate Center         By:
177 Park Center Plaza                          ---------------------------------
San Jose, California 95113                  Title:
Attention:   Teresa J. Heller                     ------------------------------
             Senior Vice President          Address:
                                            275 South Hillview Drive
                                            Milpitas, California 95035
                                            Attention:    David H. Allen
                                                          Treasurer

COMERICA BANK - CALIFORNIA                  ABN AMRO BANK, N.V.

By:                                         By:
   -----------------------------------         ---------------------------------

Title:                                      Title:
      --------------------------------            ------------------------------

Address
333 West Santa Clara Street                 By:
San Jose, California 95113                     ---------------------------------
Attention:   Lori S. Edwards                Title:
             First Vice President                 ------------------------------

                                            Address:
                                            101 California Street
                                            San Francisco, California 94111-5812
                                            Attention:    Robin S. Yim
                                                          Vice President